EXHIBIT 10.53
INDEMNIFICATION AGREEMENT
          THIS AGREEMENT (the “Agreement”) is made and entered into as of ____________ by and between MiddleBrook Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and ____________ (“Indemnitee”). This Agreement shall be effective as of the date the Indemnitee became a member of the Board of Directors of the Company or an employee of the Company, as applicable (the “Effective Date”).
          WITNESSETH THAT:
          WHEREAS, Indemnitee performs a valuable service for the Company; and
          WHEREAS, the Board of Directors of the Company has adopted a Certificate of Incorporation and Bylaws (the “Bylaws”) which provide that the Company shall indemnify directors and officers of the Company and that the Company shall have the power to indemnify employees and agents of the Company, in each case to the fullest extent permitted by the Delaware General Corporation Law, as amended (“Delaware Law”); and
          WHEREAS, in recognition of Indemnitee’s need for protection against personal liability in order to enhance Indemnitee’s continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the indemnification protection provided by the Certificate of Incorporation and By-laws of the Company will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such Certificate of Incorporation and By-laws or any change in the composition of the Board of Directors of the Company or acquisition transaction relating to the Company), and in order to induce Indemnitee to continue to provide services to the Company as a member of the Board of Directors or as an employee thereof (as applicable), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company’s liability insurance policies; and
          WHEREAS, in order to induce Indemnitee to provide or continue to provide services to the Company, the Company has determined and agreed to enter into this Agreement with Indemnitee, which shall be effective as of the Effective Date;
          NOW, THEREFORE, in view of the considerations set forth above the Company and Indemnitee hereby agree as follows:
          1. Indemnity of Indemnitee. The Company hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the Delaware Law, as such may be amended from time to time, and Article IX of the Certificate of Incorporation and Article 5 of the Bylaws, as such Certificate of Incorporation and Bylaws are in effect on the date hereof and as such may be amended from time to time to enhance the rights of Indemnitee. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

               (a) Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(a) if, by reason of Indemnitee’s Corporate Status (as hereinafter defined), the Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding (as hereinafter defined) other than a Proceeding by or in the right of the Company. Pursuant to this Section 1(a), Indemnitee shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful.
               (b) Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(b) if, by reason of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 1(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, in connection with such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the Court of Chancery of the State of Delaware shall determine that such indemnification may be made.
               (c) Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.
          2. Contribution in the Event of Joint Liability.
               (a) Whether or not the indemnification provided in Section 1 hereof is available, in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of such action, suit or proceeding actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative fault of the

Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which the Delaware Law may require to be considered. The relative fault of the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.
               (b) The Company hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by officers, directors or employees of the Company, other than Indemnitee, who may be jointly liable with Indemnitee.
          3. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.
          4. Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Company shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee’s Corporate Status within twenty (20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this Section 4 shall be unsecured and interest free. Notwithstanding the foregoing, the obligation of the Company to advance Expenses pursuant to this Section 4 shall be subject to the condition that, if, when and to the extent that the Company determines that Indemnitee would not be permitted to be indemnified under applicable law, the Company shall be entitled to be reimbursed, within twenty (20) days of such determination, by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Company that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any advance of Expenses until a final judicial determination is made with respect thereto (and as to which all rights of appeal therefrom have been exhausted or lapsed).

          5. Procedures and Presumptions for Determination of Entitlement to Indemnification. It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the Delaware Law and public policy of the State of Delaware. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this Agreement:
               (a) To obtain indemnification (including, but not limited to, the advancement of Expenses and contribution by the Company) under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.
               (b) In the event the Company shall be obligated hereunder to pay the Expenses of any Proceeding, the Company shall be entitled to assume the defense of such Proceeding with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided that, (i) Indemnitee shall have the right to employ Indemnitee’s counsel in any such Proceeding at Indemnitee’s expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Proceeding, then the fees and expenses of Indemnitee counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion; provided, however, the Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee.
               (c) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 5(a) hereof, a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case by one of the following three methods, which shall be at the election of Indemnitee: (1) by a majority vote of the Disinterested Directors, even though less than a quorum, (2) by independent legal counsel in a written opinion or (3) by the stockholders.
               (d) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5(c) hereof, the Independent Counsel shall be selected as provided in this Section 5(d). The Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Indemnitee may, within 10 days after such written notice of selection shall have been given, deliver to the Company a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 14 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 5(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by Indemnitee to the Company’s selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 5(c) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 5(c) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 5(d), regardless of the manner in which such Independent Counsel was selected or appointed.
               (e) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.
               (f) Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise (as hereinafter defined) in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 5(f) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.
               (g) If the person, persons or entity empowered or selected under Section 5 to determine whether Indemnitee is entitled to indemnification shall not have made a determination within thirty (30) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 30-day period may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the person, persons or entity making such determination with respect to entitlement to indemnification in good faith requires such additional time to obtain or evaluate documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 5(g) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 5(c) of this Agreement and if (A) within fifteen (15) days after receipt by the Company of the request for such determination, the Board of Directors or the Disinterested Directors, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat.
               (h) Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board of Directors or stockholder of the Company shall act reasonably and in good faith in making a determination regarding Indemnitee’s entitlement to indemnification under this Agreement. Any costs or expenses (including attorneys’ fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.
               (i) The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any action, claim or proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.
          6. Remedies of Indemnitee.
               (a) In the event that (i) a determination is made pursuant to Section 5 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 4 of this Agreement, (iii) no determination of entitlement to indemnification is made pursuant to Section 5(c) of this Agreement within 90 days after receipt by the Company of the request for indemnification, (iv)

payment of indemnification is not made pursuant to this Agreement within twenty (20) days after receipt by the Company of a written request therefor or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 5 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of Indemnitee’s entitlement to such indemnification. Indemnitee shall commence such proceeding seeking an adjudication within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 6(a). The Company shall not oppose Indemnitee’s right to seek any such adjudication.
               (b) In the event that a determination shall have been made pursuant to Section 5(c) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 6 shall be conducted in all respects as a de novo trial on the merits, and Indemnitee shall not be prejudiced by reason of the adverse determination under Section 5(c).
               (c) If a determination shall have been made pursuant to Section 5(c) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 6, absent a prohibition of such indemnification under applicable law.
               (d) In the event that Indemnitee, pursuant to this Section 6, seeks a judicial adjudication of Indemnitee’s rights under, or to recover damages for breach of, this Agreement, the Company shall pay on Indemnitee’s behalf, in advance, any and all expenses (of the types described in the definition of Expenses in Section 14 of this Agreement) actually and reasonably incurred by Indemnitee in such judicial adjudication, only if Indemnitee ultimately is determined to be entitled to such indemnification or advancement of expenses; provided, however, if it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately pro-rated.
               (e) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 6 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.
               (f) Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees or agents under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

          7. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company’s directors, if Indemnitee is a director; or of the Company’s officers, if Indemnitee is not a director of the Company but is an officer; or of the Company’s key employees, agents or fiduciaries, if Indemnitee is not a director or officer but is a key employee, agent or fiduciary.
          8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:
               (a) Excluded Action or Omissions. To indemnify Indemnitee for Indemnitee’s acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law;
               (b) Proceedings Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company’s Certificate of Incorporation or Bylaws now or hereafter in effect relating to Proceedings, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Proceeding, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be;
               (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction ultimately determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or
               (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.
          9. Non-Exclusivity; Primary Source of Indemnification; Survival of Rights; Insurance; Subrogation.
               (a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation of the Company, the Bylaws, any agreement, a vote of stockholders, a resolution of directors or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in Indemnitee’s Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the Delaware Law, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.
               (b) The Company acknowledges that, for liabilities and expenses incurred by reason of Indemnitee’s service to the Company, the Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by investment funds and their affiliates or other third parties (collectively, the “Secondary Indemnitors”). The Company hereby acknowledges that (a) the Company’s obligations under this Agreement shall be the primary source of indemnification and advancement of liabilities and expenses incurred by reason of Indemnitee’s service to the Company, and the Company will not assert that the Indemnitee must seek advancement, reimbursement or indemnification from the Secondary Indemnitors, under this Agreement, (b) the Company shall be required to perform all of its obligations under this Agreement without regard to any rights Indemnitee may have against the Secondary Indemnitors, (c) as consideration for Indemnitee’s service to the Company, the Company irrevocably waives, relinquishes and releases any and all claims it would otherwise have against the Secondary Indemnitors for contribution, subrogation or any other recovery of any amounts paid by the Company for advancement or indemnification under this Agreement, (d) no advancement or payment of any kind by the Secondary Indemnitors to or on behalf of the Indemnitee shall affect the foregoing, and (e) to the extent that the Secondary Indemnitors advance or pay any amounts that the Company is obligated to advance or indemnify under this Agreement, the Secondary Indemnitors shall have a right of subrogation against the Company for any such amounts. If for any reason a court of competent jurisdiction determines that the Secondary Indemnitors are not entitled to the subrogation rights described in clause (e) above of this Section 9(b), the Secondary Indemnitors shall have a right of contribution by the Company to the Secondary Indemnitors with respect to any advance or payment by the Secondary Indemnitors to or on behalf of the Indemnitee by reason of Indemnitee’s service to the Company.
               (c) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any director, officer, employee, agent or fiduciary under such policy or policies.
               (d) Except as provided in Section 9(b) hereof, in the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

               (e) Except as provided in Section 9(b) hereof, the Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.
               (f) No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of two (2) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.
               (g) The Company and Indemnitee agree that any Secondary Indemnitor shall be a third party beneficiary of this Agreement.
          10. Exception to Right of Indemnification. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification under this Agreement with respect to any Proceeding brought by Indemnitee, or any claim therein, unless (a) the bringing of such Proceeding or making of such claim shall have been approved by the Board of Directors of the Company or (b) such Proceeding is being brought by Indemnitee to assert, interpret or enforce Indemnitee’s rights under this Agreement.
          11. Duration of Agreement. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 6 hereof) by reason of Indemnitee’s Corporate Status, whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement.
          12. Security. To the extent requested by Indemnitee and approved by the Board of Directors of the Company, the Company may at any time and from time to time provide security to Indemnitee for the Company’s obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of Indemnitee, which consent may not be unreasonably withheld.
          13. Enforcement.
               (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on it hereby in order to induce Indemnitee to serve as a director, officer, employee or agent or of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer, employee or agent of the Company.

               (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.
          14. Definitions. For purposes of this Agreement:
               (a) “Corporate Status” describes the status, either prior or subsequent to the date of this agreement, of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the express written request of the Company.
               (b) “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.
               (c) “Enterprise” shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that Indemnitee is or was serving at the express written request of the Company as a director, officer, employee, agent or fiduciary.
               (d) “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding.
               (e) “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past three (3) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.
               (f) “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, by reason of any action taken by Indemnitee or of any inaction on Indemnitee’s part while acting as a director, officer, employee or agent of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other Enterprise; in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement, but excluding one initiated by an Indemnitee pursuant to Section 6 of this Agreement to enforce Indemnitee’s rights under this Agreement.
          15. Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby. Without limiting the generality of the foregoing, this Agreement is intended to confer upon Indemnitee indemnification rights to the fullest extent permitted by applicable laws. In the event any provision hereof conflicts with any applicable law, such provision shall be deemed modified, consistent with the aforementioned intent, to the extent necessary to resolve such conflict.
          16. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.
          17. Notice By Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with or otherwise receiving any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Company.
          18. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

               (a) If to Indemnitee, to the address set forth below Indemnitee signature hereto.
               (b) If to the Company, to:
                     MiddleBrook Pharmaceuticals, Inc.
                     7 Village Circle, Suite 100
                     Westlake, Texas 76262
                     Attn: General Counsel
or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.
          19. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.
          20. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.
          21. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

MIDDLEBROOK PHARMACEUTICALS, INC.
By:
Name:
Title:

INDEMNITEE

Name:
Address: